UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-10465

Gold Bank Funds
(Exact name of Registrant as specified in Charter

6860 W. 115th, Suite 100, Overland Park, Kansas 66211
(Address of principal executive offices)

Gold Capital Management, Inc.
6860 W. 115th, Suite 100, Overland Park, Kansas 66211
(Name and address of agent for service)

Registrant’s telephone number, including area code: (913) 319-5800

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

Item 1. Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

December 31, 2005

Gold Bank Equity Fund Gold Bank Money Market Fund

Mutual funds managed by Gold Capital Management, Inc., a subsidiary of Gold Banc Corporation, Inc.

Letter from the President (Unaudited)

Dear Fellow Shareholders:

On November 10, 2005, Gold Banc Corporation, Inc., the ultimate parent company of the Gold Bank Funds’ investment adviser, Gold Capital Management, Inc., announced plans to merge with Marshall & Ilsley Corporation.

At meetings held on February 1, 2006 and February 9, 2006, the Gold Bank Funds’ Board of Trustees approved a Plan of Liquidation and Dissolution for the Gold Bank Equity Fund and Gold Bank Money Market Fund. In approving this plan, the Board determined a continuation of the Funds would not be in the best interests of the Funds or its shareholders due to the merger. By now you have already received your individual notice of the Fund liquidation.

It has been my privilege to serve as the Fund’s President and I am proud to report solid performance since the inception of the Gold Bank Equity Fund, which exceeded the Lipper Multi-Cap Value, S&P 500 and Dow Jones Industrial indices. The Fund’s cumulative since inception return for the period ended December 31, 2005, which is explained in the Equity Fund Manager’s Report, was 38.47%, while the Lipper MultiCap Index was 32.51%, the S&P 500 was 16.61% and Dow Jones Industrials was 16.79%.

Thank you for allowing us to participate in the management of your investments. I appreciate the trust you gave us by investing in the Funds and hope we were able to make a positive contribution to your portfolio.

Sincerely,

Stephen R. Oliver
President

Shares of the Gold Bank Funds are not deposits or obligations of, nor guaranteed by, Gold Banc Corporation, Inc. or any other banking institution. They are not federally insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Gold Bank Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this fund. These shares of the Gold Bank Funds involve investment risk, including the possible loss of the principal invested. The information in this letter is unaudited.

Gold Bank Equity Fund — GLDEX (Unaudited)
INCEPTION DATE: 1/1/2002
SIZE: $11.2 MILLION

FUND MANAGER’S REPORT*

In many respects, 2005 was very similar to 2004. The economy continued to expand at a solid pace, short term interest rates and energy prices continued to rise, and corporate earnings growth and profit margins remained high. This year differed from 2004, however, in that increases in equity prices were generally more subdued. The equity market spent much of the first four months of the year in negative territory before rising and posting modest positive returns for the year.

Most major equity indices had positive returns ranging from approximately 2% to 5% in 2005. Gold Bank Equity Fund underperformed the market during this period, returning 0.41%. Since our inception, however, our performance has exceeded these same indices. The chart below provides detailed return data for the fund, two major equity indices and one mutual fund category for various time periods.

INDEX/FUND	4Q-2005	2005	Since Inception Cumulative*	Since Inception Annualized*

Gold Bank Equity Fund (GLDEX)	0.81%	0.41%	38.47%	8.48%
S&P 500	2.09%	4.91%	16.61%	3.92%
Dow Jones Industrials	2.06%	1.72%	16.78%	3.96%
Lipper Multi-Cap Value Funds	1.72%	6.37%	32.52%	7.21%

Source – Lipper, Bloomberg, Statestreet *Inception GLDEX – 1/1/2002

Most sectors of the equity market had returns ranging from approximately negative 5% to positive 5% in 2005. Two notable exceptions were the energy and utilities sectors. Energy stocks generally had returns in excess of 30%, with some providing returns of 50% to 60%. Utility stocks generally provided returns in the low to mid double digits. Our underweighting in energy hampered the results of the Gold Bank Equity Fund in 2005, but we believe this strategy will serve us well in 2006. Overweighting in consumer discretionary stocks also had a negative impact in fund performance. We reduced our holdings in this sector during 2005 and expect to continue to do so in 2006.

During the course of the year, we increased the Gold Bank Equity Fund’s weightings in the consumer staples, health care, and telecommunications sectors. We decreased weightings in the consumer discretionary and energy sectors. We maintained cash reserves ranging from approximately 12-18%. All of these changes were made with the idea of positioning the portfolio more defensively. We also increased our weighting in the industrial and information technology sectors. The small increase in industrials occurred because we purchased a stock with defensive characteristics that is categorized as an industrial.

As we move into 2006, our views are very similar to what they were when we wrote our mid year 2005 report. We expect economic growth & profit growth to decelerate, short term interest rates to increase somewhat, and equities to experience a somewhat higher level of volatility, lending to what could be a difficult year for the equity market.

As always, we thank you for your investment in the Gold Bank Equity Fund.

David B. Anderson
Senior Vice President

Wade B. Whitham
Vice President

* The information in the Fund Manager’s Report is unaudited.

DECEMBER 31, 2005	1

Gold Bank Equity Fund — GLDEX (Unaudited)

STRATEGY & OBJECTIVE

The Gold Bank Equity Fund is a no-load equity mutual fund categorized as a multi-cap value portfolio, maintaining a diversified portfolio of investments. The fund’s strategy is to select and monitor investments to offer our shareholders opportunities to achieve long-term capital growth and provide current income from dividends or interest.

INVESTMENT STYLE

TOP TEN HOLDINGS

Hewlett Packard Co.	2.94%
Insituform Technologies, Inc. Cl. A	2.90%
Newell Rubbermaid, Inc.	2.71%
Sony Corp. ADR	2.71%
McDonald’s Corp.	2.62%
Campbell Soup Co.	2.62%
Applera Corp. Applied Biosystems Gr.	2.48%
Time Warner Inc.	2.45%
Bristol Myers Squibb Co.	2.43%
Mylan Laboratories, Inc.	2.43%

Total Percent In Top 10 Holdings	26.29%

SECURITY WEIGHTINGS

INDUSTRY HOLDINGS (as a percentange of net assets)

Consumer Discretionary	19.73%
Industrials	17.02%
Health Care	12.60%
Consumer Staples	9.44%
Information Technology	9.22%
Materials	7.68%
Utilities	3.64%
Telecommunication Services	3.55%
Energy	3.19%
Financials	1.98%

TOTAL RETURN AS OF DECEMBER 31, 2005

	ONE YEAR	LIFE OF FUND

GLDEX	0.41%	38.47%

HYPOTHETICAL GROWTH OF $10,000
GOLD BANK EQUITY FUND VERSUS S&P 500

Gold Bank Equity Fund’s total return for one year as of December 31, 2005, was 0.41%. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2	GOLD BANK FUNDS ANNUAL REPORT

Schedule of Investments
DECEMBER 31, 2005
GOLD BANK EQUITY FUND

SHARES	COMPANY	MARKET VALUE

COMMON STOCKS — 88.05%
CONSUMER DISCRETIONARY — 19.73%
1,900	Bandag, Inc.	$81,073
1,746	Comcast Corp. Cl. A*	45,326
6,800	Eastman Kodak Co.	159,120
3,300	Genuine Parts Co.	144,936
58,000	Head N.V.(a)*	182,700
21,000	Interpublic Group of Cos., Inc.*	202,650
8,100	Kimball International, Inc. Cl. B	86,103
8,300	McDonald’s Corp.	279,876
12,200	Newell Rubbermaid, Inc.	290,116
1,300	The Reader’s Digest Association, Inc.	19,786
7,100	Sony Corp. ADR(a)	289,680
15,000	Time Warner, Inc.	261,600

		2,042,966

CONSUMER STAPLES — 9.44%
9,400	Campbell Soup Co.	279,838
6,800	Casey’s General Stores, Inc.	168,640
10,000	Coca-Cola Enterprises, Inc.	191,700
9,000	ConAgra Foods, Inc.	182,520
2,600	Kimberly-Clark Corp.	155,090

		977,788

ENERGY — 3.19%
1,100	ChevronTexaco Corp.	62,447
1,700	Marathon Oil Corp.	103,649
1,034	Royal Dutch Shell PLC ADR(a)	66,724
1,000	Schlumberger, Ltd.	97,150

		329,970

FINANCIALS — 1.98%
1,800	1st Source Corp.	45,270
3,400	A.G. Edwards, Inc.	159,324

		204,594

HEALTH CARE — 12.60%
10,000	Applera Corp. — Applied Biosystems Group	265,600
6,000	Baxter International, Inc.	225,900
11,300	Bristol-Myers Squibb Co.	259,674
2,100	Hillenbrand Industries, Inc.	103,761
1,700	King Pharmaceuticals, Inc.*	28,764
5,100	Merck & Co., Inc.	162,231
13,000	Mylan Laboratories, Inc.	259,480

		1,305,410

INDUSTRIALS — 17.02%
2,000	Avery Dennison Corp.	110,540
10,000	Convergys Corp.*	158,500
2,500	Emerson Electric Co.	186,750
13,500	Federal Signal Corp.	202,635
5,500	Honeywell International, Inc.	204,875
16,000	Insituform Technologies, Inc. Cl. A*	309,920
3,500	Raytheon Co.	140,525
2,600	SPX Corp.	119,002
1,500	Union Pacific Corp.	120,765
6,900	Waste Management, Inc.	209,415

		1,762,927

INFORMATION TECHNOLOGY — 9.22%
6,000	Andrew Corp.*	64,380
8,000	BMC Software, Inc.*	163,920
1,601	Freescale Semiconductor, Inc. Cl. B*	40,297
11,000	Hewlett-Packard Co.	314,930
35,000	iPass, Inc.*	229,600
2,200	Lucent Technologies, Inc.*	5,852
6,000	Motorola, Inc.	135,540

		954,519

Continued on next page.

DECEMBER 31, 2005	3

Schedule of Investments
DECEMBER 31, 2005
GOLD BANK EQUITY FUND (Continued)

SHARES	COMPANY	MARKET VALUE

MATERIALS — 7.68%
20,000	Calgon Carbon Corp.	$113,800
5,600	E.I. Du Pont de Nemours & Co.	238,000
14,700	Hercules, Inc.*	166,110
2,500	International Paper Co.	84,025
3,200	Sensient Technologies Corp.	57,280
300	Sigma-Aldrich Corp.	18,987
4,000	Sonoco Products Co.	117,600

		795,802

TELECOMMUNICATION SERVICES — 3.55%
841	AT&T, Inc.	20,596
5,600	BellSouth Corp.	151,760
6,500	Verizon Communications, Inc.	195,780

		368,136

UTILITIES — 3.64%
4,700	Alliant Energy Corp.	131,788
4,500	The Empire District Electric Co.	91,485
3,500	Progress Energy, Inc.	153,720

		376,993

TOTAL COMMON STOCKS (Cost $7,893,037)		9,119,105

FACE AMOUNT	DESCRIPTION	MARKET VALUE

SHORT-TERM SECURITIES — 11.87%
U.S. GOVERNMENT AGENCIES — 7.77%
$ 305,000	Federal Home Loan Bank
	4.12%, due January 18, 2006	$304,407
500,000	Federal Home Loan Mortgage Corp.
	4.17%, due January 3, 2006	499,884

		804,291

REPURCHASE AGREEMENT — 4.10%
425,000	State Street Bank and Trust Co.,
	dated December 30, 2005,
	1.60% due January 3, 2006;
	Collateralized by U.S. Treasury Notes,
	3.625% due January 15, 2010,
	with a market value of $435,869;
	Repurchase amount $425,076	$425,000
(Cost $425,000)

TOTAL SHORT-TERM SECURITIES (Cost $1,229,291)		1,229,291

TOTAL INVESTMENTS — 99.92% (Cost $9,122,328)		10,348,396

Other assets less liabilities — 0.08%		8,318

TOTAL NET ASSETS — 100.00%		$10,356,714

The identified cost of investments owned at December 31, 2005 was the same for financial statement and federal income tax purposes.

*	Non-income producing security

(a)	Foreign security denominated in U.S. dollars. ADR – American Depository Receipt PLC – Public Limited Company

See accompanying Notes to Financial Statements.

4	GOLD BANK FUNDS ANNUAL REPORT

Gold Bank Money Market Fund — GLDXX (Unaudited)
INCEPTION DATE: 1/1/2002
SIZE: $71.1 MILLION

FUND MANAGER’S REPORT*

The FOMC met eight times this year raising short-term rates from 2.25% to 4.25%. Remember, they wanted to remove being “accommodative” at a “measured pace” which they finally accomplished in their December meeting. Their statement also revealed that “The committee judges that some further measured policy firming is likely to be needed to keep the risks to the attainment of both sustainable economic growth and price stability roughly in balance.” In addition, they repeated their assessment that “core inflation has stayed relatively low in recent months and longer term inflation expectations remain contained.” The major economic measures of inflation seem to confirm this. The PCE core index ended the year at 1.9% after reaching 2.2% in the 1st quarter. The PPI core ended the year at 1.7% down from 2.8% in July. Also, the GDP price index declined to 3.00% from 3.3% last quarter.

Overall the economy put in a strong showing this year by adding two million jobs. Also, the unemployment rate finished the year at 4.9%, the lowest in four years. Industrial production increased the last quarter and non-farm productivity exceeded the 2004 percentage gains. The GDP finally experienced a slowdown in the fourth quarter after a couple of years of quarterly growth above 3%. During the first three quarters, consumer spending, construction and business investments were stronger than the government estimated so final results exceeded the economists forecast. In the fourth quarter, however both consumer spending and business investments slowed enough to drive the GDP growth rate down to 1.1% annualized. Expectations call for a rebound toward the 3% growth rate in 2006.

Since the rate increases were anticipated, we maintained an approximate one month duration. This provides ample liquidity, minimizes losses and forces the rapid turnover of the portfolio. This has helped us outperform 2/3 of our regional peer group. With the probability of additional rate hikes, we plan to continue this short average life strategy until the Fed pauses or reach its 30 year average of 6.6%.

William R. Mitchell
Vice President

STRATEGY & OBJECTIVE

The Gold Bank Money Market Fund’s objective is to earn the maximum amount of income that is consistent with maintaining the safety and liquidity of the Fund’s assets, and to maintain a constant net asset value of $1 per share. The fund invests in high quality debt instruments that present minimal credit risks, maintaining a dollar weighted average portfolio maturity of less than 90 days.

INVESTMENT STYLE

TOTAL RETURN AS OF DECEMBER 31, 2005

GLDXX	2.67%

SECURITY WEIGHTINGS

MATURITY BREAKDOWN

0-30 Days	26.50%
31-60 Days	46.73%
61-90 Days	24.04%
91+ Days	2.73%
Fund Average	30 Days

*The information in the Fund Manager’s Report is unaudited.

DECEMBER 31, 2005	5

Schedule of Investments
DECEMBER 31, 2005
GOLD BANK MONEY MARKET FUND

DESCRIPTION	PRINCIPAL AMOUNT	MARKET VALUE

COMMERCIAL PAPER — 9.82%
American Express Credit Corp.
4.25%, due January 12, 2006	$1,000,000	$998,701
4.26%, due January 18, 2006	1,000,000	997,988
ChevronTexaco Corp.
4.12%, due January 3, 2006	1,000,000	999,771
4.19%, due January 10, 2006	1,000,000	998,953
CitiCorp
4.27%, due January 5, 2006	1,000,000	999,526
General Electric Capital Corp.
4.24%, due January 10, 2006	1,000,000	998,940
4.24%, due January 12, 2006	1,000,000	998,704

TOTAL COMMERCIAL PAPER (Cost $6,992,583)	7,000,000	6,992,583

U.S. GOVERNMENT AGENCIES — 65.01%
Federal Farm Credit Bank
1.84%, due January 23, 2006	3,100,000	3,096,345
2.50%, due March 15, 2006	500,000	498,087
2.99%, due January 11, 2006	1,000,000	999,591
3.86%, due January 31, 2006	525,000	523,311
4.01%, due January 20, 2006	650,000	648,624
4.10%, due January 5, 2006	639,000	638,709
4.13%, due January 3, 2006	800,000	799,817
4.17%, due January 12, 2006	1,200,000	1,198,471
4.22%, due February 7, 2006	2,500,000	2,489,157
4.23%, due February 28, 2006	825,000	819,378
4.24%, due March 31, 2006	2,000,000	1,979,036
4.25%, due January 26, 2006	574,000	572,306
4.29%, due March 3, 2006	500,000	496,366
4.31%, due April 27, 2006	500,000	493,056
5.75%, due January 3, 2006	480,000	480,048
5.79%, due March 15, 2006	1,000,000	1,003,013
Federal Home Loan Bank
1.72%, due January 23, 2006	2,000,000	1,997,292
2.04%, due February 17, 2006	1,500,000	1,495,351
2.18%, due January 30, 2006	295,000	294,540
2.88%, due January 17, 2006	3,000,000	2,998,175
4.02%, due January 18, 2006	2,000,000	1,996,203
4.04%, due January 5, 2006	1,200,000	1,199,461
4.06%, due January 13, 2006	2,000,000	1,997,293
4.07%, due January 11, 2006	2,031,000	2,028,704
4.09%, due January 18, 2006	1,000,000	998,069
4.11%, due January 5, 2006	1,000,000	999,543
4.11%, due January 13, 2006	545,000	544,253
4.12%, due February 3, 2006	1,250,000	1,245,279
4.15%, due January 27, 2006	1,000,000	997,003
4.17%, due January 4, 2006	2,000,000	1,999,305

6	GOLD BANK FUNDS ANNUAL REPORT

Schedule of Investments
DECEMBER 31, 2005
GOLD BANK MONEY MARKET FUND (Continued)

DESCRIPTION	PRINCIPAL AMOUNT	MARKET VALUE

Federal Home Loan Bank (continued)
4.17%, due January 10, 2006	$1,720,000	$1,718,207
4.18%, due January 6, 2006	2,250,000	2,248,694
4.22%, due February 10, 2006	1,519,000	1,511,878
4.22%, due February 14, 2006	725,000	721,261
4.22%, due February 17, 2006	1,000,000	994,491
4.24%, due February 8, 2006	478,000	475,861
4.32%, due March 10, 2006	1,096,000	1,087,057

TOTAL U.S. GOVERNMENT AGENCIES (Cost $44,343,450)	46,402,000	46,283,235

U.S. GOVERNMENT SPONSORED ENTERPRISES — 24.72%
Federal Home Loan Mortgage Corp.
1.88%, due February 15, 2006	3,525,000	3,514,542
2.00%, due February 23, 2006	3,025,000	3,015,001
2.00%, due February 28, 2006	1,089,000	1,084,999
2.14%, due February 24, 2006	2,000,000	1,993,711
4.00%, due February 23, 2006	500,000	499,683
4.04%, due January 3, 2006	1,500,000	1,499,664
4.07%, due January 10, 2006	350,000	349,643
4.15%, due January 31, 2006	657,000	654,728
4.16%, due January 17, 2006	1,000,00	998,151
4.17%, due January 24, 2006	1,500,000	1,496,004
4.20%, due January 24, 2006	500,000	498,658
4.24%, due March 14, 2006	1,608,000	1,594,364
5.90%, due February 14, 2006	400,000	400,680

TOTAL U.S. GOVERNMENT SPONSORED ENTERPRISES (Cost $19,539,613)	17,654,000	17,599,828

REPURCHASE AGREEMENT — 0.48%
State Street Bank and Trust Co.,
dated December 30, 2005
1.60% due January 3, 2006;
Collateralized by U.S. Treasury Notes,
3.000% due November 15, 2007,
with a market value of $347,615;
Repurchase amount $340,060	340,000	340,000
(Cost $340,000)

TOTAL INVESTMENTS — 100.03%		71,215,646
(Cost $71,215,646)

Liabilities in excess of other assets — (0.03)%		(21,725)

TOTAL NET ASSETS — 100.00%		$71,193,921

The identified cost of investments owned at December 31, 2005 was the same for financial statement and federal income tax purposes.

See accompanying Notes to Financial Statements.

DECEMBER 31, 2005	7

Other Information (Unaudited)
DECEMBER 31, 2005

FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the Funds, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 through December 31, 2005.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses for the Funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

Please note that the expenses shown in both tables are meant to highlight your ongoing costs. The Funds do not have transactional costs, such as sales charges (loads), redemption fees, or exchange fees. The information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds that have transactional costs as well.

	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUAL EXPENSE RATIO	EXPENSES PAID DURING PERIOD*

Equity
Actual	$1,000	$957.70	1.05%	$5.18
Hypothetical	$1,000	$1,019.91	1.05%	$5.35

Money Market
Actual	$1,000	$1,015.80	0.55%	$2.79
Hypothetical	$1,000	$1,022.43	0.55%	$2.80

*	Expenses are equal to the fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year (184) divided by 365 to reflect the one-half year period.

A description of the policies and procedures that Gold Capital uses to vote proxies related to the Fund’s portfolio securities is set forth in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling 800-481-2591 or on the Securities and Exchange Commission’s website at www.sec.gov. The Fund will provide this document within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

The Fund’s proxy voting record for the 12 month period ended June 30 will be available by calling 800-481-2591 or on the Securities and Exchange Commission’s website at www.sec.gov no later than August 31 each year.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds’ Annual and Semiannual Reports include a complete schedule of each Fund’s portfolio holdings for the second and fourth quarters of each fiscal year. Each Fund files a complete schedule of its portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q of each such Fund are available on the Commission’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The statement of additional information (“SAI”) includes additional information about the Funds’ Directors and is available upon request without charge by calling 1-800-481-2591.

8	GOLD BANK FUNDS ANNUAL REPORT

Other Information (Unaudited)
DECEMBER 31, 2005

ANNUAL APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS

At its meeting on December 7, 2005, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance of each Fund’s management agreement with Gold Capital. In reaching this decision, the Board of Trustees evaluated information furnished by Gold Capital, including information specifically furnished so that the board could specifically consider such renewal. Such information included special reports comparing the Funds’ performance and expenses with those of other mutual funds deemed comparable to the Funds. In considering such material, the Independent Trustees received assistance and advice from independent counsel. Based upon its review of such material and information together with other relevant information, the Board of Trustees, including a majority of Independent Trustees, concluded that approving the renewal of each management agreement was appropriate and in the best interest of Fund shareholders and the fees to be paid to Gold Capital under the management agreements were reasonable.

The Board based their decision to continue the approval of the management agreements with Gold Capital on the nature, extent and quality of the services provided by Gold Capital to each Fund, as evidenced by the expertise of the professionals currently providing investment management and other services to the Funds and the continued favorable investment performance of the Funds and Gold Capital; the continued operational, legal and compliance support provided by Gold Capital; the manager’s commitment to maintain the overall expense levels of the Funds at competitive levels; the active compliance program; and the lack of adverse regulatory issues or shareholder complaints. The Board concluded that the nature, extent and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Funds’ shareholders.

The Board also considered the fees and expenses of each Fund, taking into account expense limitation arrangements. The Board decided that the advisory fees were reasonable in relation to the services provided. The Board concluded that the expense limitation agreements with Gold Capital were an effective means of keeping shareholder costs to a minimum. The Board also took into consideration the fact that Gold Capital has subsidized the Funds since their inception and will continue to do so under the management agreements. The Boards, after reviewing all pertinent material, concluded that the management fee payable under the advisory agreements for each Fund was fair and reasonable.

In addition to the approval of the existing management agreements between the Funds and Gold Capital, the Board also considered the approval of new management agreements for each of the Funds in light of the anticipated merger of Gold Banc Corporation, Inc., the ultimate parent company of Gold Capital and Marshall & Isley Corporation. The Board approved interim management agreements between each Fund and M&I Investment Management Corp. (“M&I”) and new management agreements between each Fund and M&I, which would be approved by shareholders at a special meeting called for that purpose.

In reaching the decisions to approve the interim management agreements and the new management agreements, the Board of Trustees based their decision on the nature, extent and quality of the services to be provided by M&I to each Fund, as evidenced by information furnished by M&I, including information regarding the performance of M&I with respect to their proprietary fund group; information regarding the corporate structure and affiliates of M&I; information about M&I investment personnel and their experience; the potential distribution channels for the Funds under the M&I umbrella; and an overview of the compliance program of M&I, including the education and experience of its Chief Compliance Officer. The Board noted specially that M&I’s propriety fund group are above the median in performance. The Board concluded that the nature, extent and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Funds’ shareholders.

The Board also considered the fees to be paid by each Fund to M&I under the agreements, taking into account that the fees and expense limitation arrangements would remain the same as the fees and expense limitations with Gold Capital. The Board therefore decided that the advisory fees were reasonable in relation to the services provided. The Board also took into consideration the fact that Gold Capital has subsidized the Funds since their inception and it would be likely that M&I would continue to do so under the interim and new management agreements. The Boards, after reviewing all pertinent material, concluded that the management fee payable under the management agreements with M&I for each Fund was fair and reasonable.

The independent Trustees then further concluded that approval of the new agreements was in the best interests of shareholders because of the benefits of associating with a large, financially sound, well regarded organization; the quality and strength of the investment management and related resources of M&I; the anticipated benefits of being associated with the established and viable Marshall Funds family; and enhanced distribution opportunities.

DECEMBER 31, 2005	9

Statements Of Assets And Liabilities
DECEMBER 31, 2005

	GOLD BANK EQUITY FUND	GOLD BANK MONEY MARKET FUND

ASSETS:
Investments, at cost	$9,122,328	$71,215,646

Investments, at value	$10,348,396	$71,215,646
Cash	2,606	12,483
Receivables:
Dividends	17,631	—
Interest	38	222,364
Fund shares sold	5,755	—
Investments sold	772	—
From advisor	6,808	4,354
Prepaid expenses	9,014	7,743

Total assets	10,391,020	71,462,590

LIABILITIES AND NET ASSETS:
Payables:
Management fees	6,715	30,165
Other fees	27,591	28,793
Dividends	—	209,711

Total liabilities	34,306	268,669

NET ASSETS	$10,356,714	$71,193,921

NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$9,054,704	$71,193,921
Undistributed net investment income	—	529
Accumulated net realized gain on sale of investments	75,942	(529)
Net unrealized appreciation in value of investments	1,226,068	—

NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$10,356,714	$71,193,921

Capital shares, $1.00 par value:
Authorized	Unlimited	Unlimited

Outstanding	879,917	71,193,922

NET ASSET VALUE PER SHARE	$11.77	$1.00

See accompanying Notes to Financial Statements.

10	GOLD BANK FUNDS ANNUAL REPORT

Statements Of Operations
FOR THE YEAR ENDED DECEMBER 31, 2005

	GOLD BANK EQUITY FUND	GOLD BANK MONEY MARKET FUND

INVESTMENT INCOME:
Dividends	$188,218	$—
Interest	35,292	2,111,976
Foreign tax withheld	(529)	—

	222,981	2,111,976

EXPENSES:
Advisory fees	81,681	331,095
Management fees	1,530	4,535
12b-1 fees	24,757	—
Custody and accounting fees	11,904	30,062
Shareholder expenses	7,343	7,343
Professional fees	52,769	51,870
Trustee expenses	6,747	6,747
Other expenses	3,981	3,134

Total expenses before voluntary reduction of management fees	190,712	434,786
Less: fee waivers and expense reimbursements	(76,322)	(64,630)
earnings credits	(236)	(5,952)

Net expenses	114,154	364,204

Net investment income	108,827	1,747,772

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain loss from investment transactions	522,017	(529)
Change in net unrealized depreciation from investments	(571,318)	—

Net loss on investments	(49,301)	(529)

Increase in net assets resulting from operations	$59,526	$1,747,243

See accompanying Notes to Financial Statements.

DECEMBER 31, 2005	11

Statements Of Changes In Net Assets

	GOLD BANK EQUITY FUND		GOLD BANK MONEY MARKET FUND

	YEAR ENDED DECEMBER 31, 2005	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2005	YEAR ENDED DECEMBER 31, 2004

OPERATIONS:
Net investment income	$108,827	$68,860	$1,747,772	$532,533
Net realized gain (loss) from investment transactions	522,017	821,370	(529)	85
Change in net unrealized appreciation (depreciation)
on investments	(571,318)	429,046	—	—

Net increase in net assets resulting from operations	59,526	1,319,276	1,747,243	532,618

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(101,904)	(48,642)	(1,747,243)	(532,533)
Net realized gain from investment transactions	(633,733)	(633,712)	—	(2,147)

Total distributions to shareholders	(735,637)	(682,354)	(1,747,243)	(534,680)

CAPITAL SHARE TRANSACTIONS:
Shares sold	2,182,947	4,185,385	230,986,749	209,176,470
Reinvested distributions	319,658	331,725	49,520	10,149

	2,502,605	4,517,110	231,036,269	209,186,619
Shares repurchased	(2,648,299)	(2,360,339)	(225,786,954)	(203,277,750)

Net increase (decrease) from capital share transactions	(145,694)	2,156,771	5,249,315	5,908,869

Net increase (decrease) in net assets	(821,805)	2,793,693	5,249,315	5,906,807

NET ASSETS:
Beginning of year	11,178,519	8,384,826	65,944,606	60,037,799

End of period	$10,356,714	$11,178,519	$71,193,921	$65,944,606

Undistributed (distributions in excess of)
net investment income	$—	$—	$529	$—

Fund share transactions:
Shares sold	177,019	338,072	230,986,749	209,176,470
Reinvested distributions	26,907	26,602	49,520	10,149

	203,926	364,674	231,036,269	209,186,619
Shares repurchased	(212,722)	(191,407)	(225,786,954)	(203,277,750)

Net increase (decrease) in fund shares	(8,796)	173,267	5,249,315	5,908,869

See accompanying Notes to Financial Statements.

12	GOLD BANK FUNDS ANNUAL REPORT

Notes to Financial Statements

1. SIGNIFICANT ACCOUNTING POLICIES

The Gold Bank Funds (comprised of the Gold Bank Equity Fund and Gold Bank Money Market Fund and collectively referred to herein as the “Funds”) is a multi-series Delaware statutory trust registered under the Investment Company Act of 1940 as amended and classified as an open-end diversified management investment company. The Funds commenced operations on January 1, 2002. The Gold Bank Funds are required to account for the assets of each series separately and to allocate general liabilities of the Gold Bank Funds to each series based upon the relative net assets of each series. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements:

A. Investment Valuation — Securities are valued at the latest sales price for securities traded on a principal exchange, except securities listed on NASDAQ, National Market and Small Cap exchanges (“NASDAQ”) (U.S. or foreign). Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the mean between the last reported bid and asked prices. Fund securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If there has been no sale on such exchange or no NOCP on such day, the security is valued at the closing bid price on such day. When market quotations are not readily available, securities are valued at fair value as determined in good faith using procedures approved by the Board of Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates in London last quoted by a major bank. If such quotations are not available as of 4:00 P.M. (Eastern Time), the rate of exchange will be determined in good faith using procedures approved by the Board of Trustees.

Pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended, securities in the Gold Bank Money Market Fund are valued at amortized cost, which approximates market value.

B. Investment Transactions and Investment Income — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date, or for foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis. All discounts/premiums are accreted/amortized for financial reporting purposes using the effective interest method, commencing on the settlement date and are included in interest income.

C. Expense Limita tions — Gold Capital Management, Inc., the Fund’s investment advisor/manager (“Gold Capital”) agreed to waive its management fees to limit annual total operating expenses to an annual rate of 1.05% of average daily net assets for the Gold Bank Equity Fund and to an annual rate of 0.55% of average daily net assets for the Gold Bank Money Market Fund until April 30, 2006. Thereafter, Gold Capital may continue or terminate this arrangement.

This expense limitation may be continued under a contractual or voluntary arrangement by Gold Capital. Gold Capital may be reimbursed by the Funds for such waived expenses for a period of three years from the date the expenses were waived or paid. This may be done only if such reimbursement does not exceed the expense cap percentage disclosed above. As of December 31, 2005, the total dollar amounts available for reimbursement to Gold Capital for the Gold Bank Equity Fund and the Gold Bank Money Market Fund were $281,944 and $267,366, respectively.

The Funds have entered into arrangements with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ expenses.

D. Repurchase Agreements — The Funds may enter into repurchase agreements with member banks of the Federal Reserve or registered broker dealers whom the Funds’ investment advisor deems creditworthy under guidelines approved by the Funds’ Board of Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

E. Federal and State Taxes — The Funds complied with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and also intend to pay distributions sufficient to avoid federal income and excise taxes. Therefore, no provision for federal or state tax is required.

F. Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles.

G. Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amount reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

H. Indemnifications — Under the Funds’ organizational document, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

DECEMBER 31, 2005	13

Notes to Financial Statements

2. RELATED PARTIES, MANAGEMENT FEES

Gold Capital Management, Inc. (“Gold Capital”) is the Funds’ investment advisor/manager and distributor/principal underwriter. Gold Capital is a wholly owned subsidiary of Gold Banc Corporation Inc. (“Gold Banc”), a publicly traded Kansas corporation. The Funds pay management fees for investment advisory and certain management/administrative services monthly to Gold Capital based upon average daily net assets at the following rates, in accordance with the Funds’ advisory agreement, subject to reimbursements required, if any, pursuant to the expense limitation provisions outlined in Note 1 C.:

FUND	ANNUAL RATE

Gold Bank Equity	0.75%
Gold Bank Money Market	0.50%

Certain Officers and Trustees of the Funds are also officers of the Investment Advisor. The Funds do not compensate their Officers or affiliated Trustees. Unaffiliated Trustees receive from the Trust an annual retainer and an attendance fee for each Board or Committee meeting attended.

3. DISTRIBUTION PLAN

Gold Bank Equity Fund has adopted a Distribution Plan related to the offering of shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides for payments at an annual rate of 0.25% of the average daily net assets of the Gold Bank Equity Fund. Payments are made monthly to Gold Capital.

4. FEDERAL TAX MATTERS

Net investment income and net realized gains (losses) may differ for financial statements and tax purposes because of temporary or permanent book/tax differences. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. The following adjustments were made to the Statement of Assets and Liabilities to reflect permanent differences:

FUND	ACCUMULATED NET REALIZED GAIN/(LOSS)	UNDISTRIBUTED NET INVESTMENT INCOME	PAID-IN- CAPITAL

Gold Bank Equity	—	6,923	(6,923)
Gold Bank Money Market	—	—	—

The tax character of distributions paid during the year ended December 31, 2005, were identical to those distributions reported in the Statement of Changes in Net Assets and Financial Highlights except as follows:

	2005 AMOUNTS PER SHARE
FUND	ORDINARY	CAPITAL CAPITAL GAIN	TOTAL

Gold Bank Equity	$0.12	0.75	$0.87
Gold Bank Money Market	0.03	n/a	$0.03

	2004 AMOUNTS PER SHARE
FUND	ORDINARY	CAPITAL CAPITAL GAIN	TOTAL

Gold Bank Equity	$0.24	0.59	$0.83
Gold Bank Money Market	0.01	n/a	$0.01

Short term capital gain distributions are treated as ordinary distributions for tax purposes.

As of December 31, 2005 the components of accumulated earnings (deficit) on a tax basis were identical to those reported in the Statements of Assets and Liabilities.

At December 31, 2005 the cost of securities for federal income tax purposes was $9,122,328, for the Gold Bank Equity Fund. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gold Bank Equity Fund:
Gross unrealized appreciation	$1,655,420
Gross unrealized depreciation	(429,352)

Net unrealized appreciation	$1,226,068

For the year ended December 31, 2005 for corporate shareholders, the following percentages of ordinary income distributions qualify for the corporate dividends received deduction:

FUND	PERCENTAGE

Gold Bank Equity	84.21%

For the fiscal year ended December 31, 2005, certain dividends paid by Gold Bank Equity Fund may be subject to a maximum tax rate of 15%, as provided by for the Jobs and Growth Tax Relief Reconciliation Act of to 2004. The Fund intends to designate up to a maximum amount of $188,218 as taxed at the maximum rate of 15%. Complete information has been computed and reported in conjunction with the 2005 Form 1099-DIV sent to taxable non-corporate shareholders.

5. INVESTMENT TRANSACTIONS

Investment transactions for the year ended December 31, 2005 (excluding U.S. Government securities and maturities of short-term commercial notes and repurchase agreements) are as follows:

Gold Bank Equity Fund:
Purchases	$1,731,349
Proceeds from sales	1,690,071

14	GOLD BANK FUNDS ANNUAL REPORT

Financial Highlights

GOLD BANK EQUITY FUND
Condensed data for a share of capital stock	YEARS ENDED DECEMBER 31,
outstanding throughout each period.	2005	2004	2003	2002

Net asset value, beginning of year	$12.58	$11.72	$9.21	$10.00

Income from investment operations
Net investment income	.13	.08	.07	.06
Net gains (losses) on securities (both realized and unrealized)	(.07)	1.61	2.63	(.75)

Total from investment operations	.06	1.69	2.70	(.69)

Less distributions:
Distributions from net investment income	(.12)	(.06)	(.07)	(.06)
Distributions from capital gains	(.75)	(.77)	(.12)	(.04)

Total distributions	(.87)	(.83)	(.19)	(.10)

Net asset value, end of year	$11.77	$12.58	$11.72	$9.21

Total Return	(6.44)%	14.49%	29.38%	(6.90)%

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$10,357	$11,179	$8,385	$3,053
Ratio of expenses to average net assets	1.05%	1.05%	1.05%	1.05%
Ratio of expenses to average net assets before
voluntary management fee waiver	1.75%	1.80%	3.36%	3.20%
Ratio of net investment income to average net assets	1.00%	.73%	.87%	1.02%
Ratio of net investment income (loss) to average net assets before
voluntary management fee waiver	.30%	(.02)%	(1.45)%	(1.13)%
Portfolio turnover rate	18%	24%	8%	3%

GOLD BANK MONEY MARKET FUND
Condensed data for a share of capital stock	YEARS ENDED DECEMBER 31,
outstanding throughout each period.	2005	2004	2003	2002

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00

Income from investment operations
Net investment income	.03	.01	.01	.01

Total from investment operations	.03	.01	.01	.01

Less distributions:
Distributions from net investment income	(.03)	(.01)	(.01)	(.01)

Total distributions	(.03)	(.01)	(.01)	(.01)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00

Total Return	2.67%	.83%	.66%	1.24%

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$71,194	$65,945	$60,038	$47,785
Ratio of expenses to average net assets	.55%	.55%	.55%	.55%
Ratio of expenses to average net assets before
voluntary management fee waiver	.65%	.66%	.79%	.65%
Ratio of net investment income to average net assets	2.65%	.83%	.65%	1.23%
Ratio of net investment income to average net assets before
voluntary management fee waiver	2.55%	.72%	.41%	1.13%

See accompanying Notes to Financial Statements.

DECEMBER 31, 2005	15

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of the Gold Bank Funds

We have audited the accompanying statement of assets and liabilities of the Gold Bank Funds (comprised of Gold Bank Equity Fund and Gold Bank Money Market Fund), including the schedule of investments as of December 31, 2005, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2004, and the financial highlights for each of the three years then ended, were audited by other auditors whose report dated February 4, 2005 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our audit procedures included confirmation of investments owned as of December 31, 2005, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gold Bank Equity Fund and Gold Bank Money Market Fund as of December 31, 2005, and the results of their operations, changes in their net assets, and financial highlights the year then ended in conformity with U.S. generally accepted accounting principles.

Leawood, Kansas
January 27, 2006

This report has been prepared for the information of the Shareholders of Gold Bank Equity Fund and Gold Bank Money Market Fund, and is not to be construed as an offering of the shares of the Funds. Shares of the Funds are offered only by the Prospectus, a copy of which may be obtained from Gold Capital Management, Inc.

16	GOLD BANK FUNDS ANNUAL REPORT

Notice to Shareholders

Trustees and Officers of the Trust (unaudited)

The officers of the Trust manage the Fund’s day-to-day operations pursuant to the laws of the State of Delaware. The Trust’s officers and Gold Capital are subject to the supervision and control of the Board of Trustees. The Trustees have approved contracts under which certain companies provide essential management services to the Funds. The Funds pay the fees for the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or Gold Capital.

The following table lists the name, age, and address of the Trustees and Officers of the Trust.

NAME, AGE AND ADDRESS	POSITION(S) HELD WITH FUND AND LENGTH OF TIME SERVED	TERM OF OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

INTERESTED TRUSTEES

(a) David B. Anderson (58) 6860 W. 115th, Suite 100 Overland Park, KS 66211	Trustee, Chief Investment Officer and Vice President; Served since 2001	For lifetime of the Trust or until earlier resignation or removal	Executive Vice President and Chief Investment Officer, Gold Bank Trust Company; Senior Vice President of Gold Capital Management, Inc.; and, formerly officer in charge of the Trust Investment Division of UMB Bank.	Two	None

INDEPENDENT TRUSTEES

George R. Adair (85) 6860 W. 115th, Suite 100 Overland Park, KS 66211	Trustee; Served since 2001	For lifetime of the Trust or until earlier resignation or removal	Retired	Two	None

Larry D. Armel (64) 6860 W. 115th, Suite 100 Overland Park, KS 66211	Trustee and Chairman; Served since 2001	For lifetime of the Trust or until earlier resignation or removal	Retired/Self-employed (consulting) since January of 2000; and, formerly: CEO and Director of Jones & Babson, Inc. (mutual fund management company); Chairman, President and Director, each of the Babson Funds (nine mutual funds with ten portfolios), Buffalo Funds (five mutual funds) and UMB Scout Funds (thirteen mutual funds with fourteen portfolios); President, Principal Executive Officer and Director, Investors Mark Series Fund, Inc. (nine mutual funds); and, Director, AFBA Five Star Fund, Inc. (four mutual funds).	Two	None

Norman L. Cochran (83) 6860 W. 115th, Suite 100 Overland Park, KS 66211	Trustee; Served since 2001	For lifetime of the Trust or until earlier resignation or removal	Retired	Two	None

Sue Heckart (66) 6860 W. 115th, Suite 100 Overland Park, KS 66211	Trustee; Served since 2001	For lifetime of the Trust or until earlier resignation or removal	President of Heckart Funeral Homes, Inc.	Two	None

Roland R. Hines (68) 6860 W. 115th, Suite 100 Overland Park, KS 66211	Trustee; Served since 2004	For lifetime of the Trust or until earlier resignation or removal	Retired since 2000; formerly Vice Chairman and CFO of O’Brien Company.	Two	None

OFFICERS

Lee E. Derr (57) 6860 W. 115th, Suite 100 Overland Park, KS 66211	Chief Financial Officer; Served since 2003	NA	Vice President of Gold Banc Corporation, Inc. (banking and financial services) for the past three years; Private financial consultant previous to joining Gold Banc Corporation, Inc.

(b) Stephen R. Oliver (54) 6860 W. 115th, Suite 100 Overland Park, KS 66211	President, COO, Secretary and Chief Compliance Officer; Served since 2001	NA	Senior Vice President, Gold Capital Management, Inc. (broker/dealer); Senior Vice President, Gold Financial Services, Inc. (financial holding company); President, Gold Insurance, Inc. (full line insurance agency); and, President, Gold Reinsurance Company Ltd. (reinsurance company).

(a)	Each of these Trustees may be deemed to be an “interested person” of the Funds as that term is defined in the Investment Company Act of 1940, as amended. Messr. Armel is an interested Trustee as a result of a business consulting relationship with Gold Capital Management, Inc. relating to the formation of the Trust. Messrs. Aslin and Anderson are interested Trustees due to their employment by Gold Banc Corporation, Inc. and Gold Capital Management, Inc., respectively. Gold Capital Management, Inc. serves as the Funds Investment Advisor, Distributor and Manager.

(b)	Stephen R. Oliver elected President of the Funds February 1, 2006.

The Statement of Additional Information (“SAI”) includes additional information about the Funds Trustees and is available upon request without charge by calling 1-800-481-2591, or writing Gold Bank Funds, P.O. Box 7410, Overland Park, KS 66207.

DECEMBER 31, 2005	17

GOLD BANK FUNDS Equity Fund Money Market Fund	LEGAL COUNSEL Stradley, Ronon, Stevens & Young, LLP Philadelphia, Pennsylvania

INVESTMENT ADVISOR, DISTRIBUTOR AND MANAGER Gold Capital Management, Inc. Overland Park, Kansas	CUSTODIAN, SUB-ADMINISTRATOR AND TRANSFER AGENT State Street Bank and Trust Co. Kansas City, Missouri

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Mayer Hoffman McCann P.C. Leawood, Kansas

Mutual funds managed by Gold Capital Management, Inc., a subsidiary of Gold Banc Corporation, Inc.

Contact your Gold Capital broker or call TOLL FREE 800.481.2591

www.goldbank.com

P.O. Box 7410 Overland Park, KS 66207

Item 2. Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant’s website: www.goldbank.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on www.goldbank.comwithin five business days following the date of such amendment or waiver.

Item 3. Audit Committee Financial Expert

The Trust’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Norman L. Cochran. Mr. Cochran is “independent” as defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the Trust’s principal accountant were as follows:

	2005	2004
(a) Audit Fees	$27,594	$21,200
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$5,984	$4,400
(d) All Other Fees	$0	$0

Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings, including registration statements. Tax fees include amounts related to tax compliance, tax planning, and tax advice, specifically preparation of the tax returns and excise tax distribution calculation services.

(e)    (1) The registrant's audit committee charter requires audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to be pre-approved in advance.

(2) None of the services described in (b) - (d) above were approved by the audit committee specifically pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable.

(g) The aggregate non-audit fees are for tax services rendered to the Trust. As disclosed in (c) above, the amount of fees for such services was $ 5,984 and $4,400 for the 2005 and 2004 fiscal years, respectively.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)	The registrant’s Principal executive office and principal financial officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(b)	Certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Gold Bank Funds

/s/ Stephen R. Oliver
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Stephen R. Oliver
Principal Executive Officer
March 3, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Stephen R. Oliver
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Stephen R. Oliver
Principal Executive Officer
March 3, 2006

/s/ Lee E. Derr
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Lee E. Derr
Principal Financial Officer
March 3, 2006